SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 24, 2002

Energen Corporation

(Exact name of registrant as specified in its charter)

Alabama

(State or other jurisdiction of incorporation)

1-7810	63-0757759
(Commission File No.)	(IRS Employer Identification No.)

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant's telephone number including area code)

Item 5. Other Events

Energen Corporation ("Energen") is filing this Current Report on Form 8-K commenting on its financial relationships with Williams and Dynegy. On July 24, 2002, Energen issued a press release describing its financial relationships with the two companies. The press release is attached as Exhibit 99 and incorporated as part of this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K.

EXHIBIT NO. EXHIBIT

99 Press Release dated July 24, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEN CORPORATION

July 24, 2002	By G. C. KETCHAM
G. C. KETCHAM
EXECUTIVE VICE PRESIDENT, CFO AND TREASURER OF ENERGEN

EXHIBIT 99	INDEX TO EXHIBITS Press Release dated July 24, 2002

Energen Corporation

605 Richard Arrington, Jr. Blvd. North

Birmingham, Alabama 35203-2707

News Release

Energen

FOR IMMEDIATE RELEASE

Contact: Julie Ryland (205) 326-8421

Energen Resources Comments on Financial Relationships with Williams, Dynegy